UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

QT Imaging Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40389	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Hamilton, Suite 160,

Novato, CA 94949

(Address of principal executive offices, including zip code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	QTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 7, 2024, QT Imaging Holdings, Inc. (the “Company”) announced the first commercial deployment, including the sale of a QTI Breast Acoustic CTTM System to True Health Center for Functional Medicine, pursuant to its strategic partnership with NXC Imaging, Inc. (“NXC”), a subsidiary of Canon Medical Systems USA.

A copy of the press release issued by the Company are furnished as Exhibit 99.1 to this Current Report on Form 8-K are incorporated herein by reference.

The information furnished in this Item 8.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “will,” and “expect,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding the strategic partnership between the Company and NXC Imaging, the QTI Breast Acoustic CTTM System, plans for the Company, new product development and introduction, and product sales growth and projected revenues. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks include, but are not limited to: the ability of the parties to sell and deploy the QTI Breast Acoustic CTTM System, the ability to extend product offerings into new areas or products, the ability to commercialize technology, unexpected occurrences that deter the full documentation and “bring to market” plan for products, trends and fluctuations in the industry, changes in demand and purchasing volume of customers, unpredictability of suppliers, the ability to attract and retain qualified personnel and the ability to move product sales to production levels. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company’s (and its predecessor, GigCapital5, Inc.) filings with the SEC, and in its other current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release, dated March 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QT Imaging Holdings, Inc.

Dated: March 7, 2024

	By:	/s/ Stas Budagov
Chief Financial Officer